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                                  EXHIBIT 10.31
                                  -------------

                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


     THIRD AMENDMENT (this "Amendment"), dated as of March 27, 1997, among Computervision Corporation (the "Borrower"), a Delaware corporation, the financial institutions listed on the signature pages hereto, Bankers Trust Company, as Agent and Fleet Bank of Massachusetts, N.A., as Co-Agent under the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Borrower, various lending institutions (the "Banks"), and Bankers Trust Company, as Agent, are parties to a Credit Agreement dated as of November 17, 1995 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided:

     NOW, THEREFORE, it is agreed:

     1. Section 1.01(A) of the Credit Agreement shall be amended by (a) deleting the word "and" at the end of clause (iii) thereof and inserting a comma in lieu thereof, (b) inserting a semi-colon at the end of clause (iv) and the words "and thereafter" and (c) inserting the following new clause (v):

     "    (v)    shall not exceed for all Banks at any time outstanding that aggregate principal amount which, when combined with the amount of all Swingline Loans then outstanding and the Letter of Credit Outstandings (exclusive of Swingline Loans and Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, such Revolving Loans) at such time, an amount equal to (I) at any time prior to the Borrowing Base Amendment Date, $18,800,000 and (II) at any time on and after the Borrowing Base Amendment Date, the lesser of (a) the Borrowing Base then in effect and (b) the Total Commitment at such time (after giving effect to any reductions to the Total Commitment on such date)."

     2. Section 1.01(B)(a) of the Credit Agreement shall be amended by deleting clause (iii) thereof in its entirety and inserting in lieu thereof the following new clause (iii):

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     "    (iii)  shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the Letter of Credit Outstandings (exclusive of Revolving Loans and Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, such Swingline Loans) at such time, an amount equal to (I) at any time prior to the Borrowing Base Amendment Date, $18,800,000 and (II) at any time on and after the Borrowing Base Amendment Date, the lesser of (a) the Borrowing Base then in effect and (b) the Total Commitment at such time (after giving effect to any reductions to the Total Commitment on such date)."

     3. Section 1.01(B)(b) of the Credit Agreement shall be amended by deleting clause (v) thereof in its entirety and inserting in lieu thereof the following new clause (v):

     "    (v)    any reduction in the Total Commitment or the Borrowing Base after any such Swingline Loans were made."

     4. Section 2.01(b)(i) of the Credit Agreement shall be amended by deleting clause (y) contained therein in its entirety and inserting in lieu thereof the following new clause (y):

     "    (y)    when added to the aggregate principal amount of all Loans then outstanding, an amount equal to (I) at any time prior to the Borrowing Base Amendment Date, $18,800,000 and (II) at any time on and after the Borrowing Base Amendment Date, the lesser of (a) the Borrowing Base then in effect and (b) the Total Commitment at such time (after giving effect to any reductions to the Total Commitment on such date)."

     5. Section 4.02 of the Credit Agreement shall be amended by deleting clause (A) in its entirety and inserting the following new clause (A) in lieu thereof:

     "    (A)    REQUIREMENTS: If the sum of (i) the aggregate outstanding
     principal amount of Revolving Loans and Swingline Loans (after giving effect to all other repayments thereof on such date) plus (ii) the Letter of Credit Outstandings on such date exceeds an amount equal to (I) at any time prior to the Borrowing Base Amendment Date, $18,800,00 and (II) at any time on and after the Borrowing Base Amendment Date, the lesser of (a) the Borrowing Base then in effect and (b) the Total Commitment as then in effect, the Borrower shall repay on such date the principal of Swingline Loans, and to the extent such Swingline Loans are insufficient, Revolving Loans, in an aggregate amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and

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     Revolving Loans, the aggregate amount of Letter of Credit Outstandings exceeds an amount equal to (I) at any time prior to the Borrowing Base Amendment Date, $18,800,000 and (II) at any time on and after the Borrowing Base Amendment Date, the lesser of (a) the Borrowing Base then in effect and (b) the Total Commitment as then in effect, the Borrower agrees to pay to the Agent an amount in cash and/or Cash Equivalents equal to such excess and the Agent shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Agent (which shall permit certain investments in Cash Equivalents satisfactory to the Agent, until the proceeds are applied to the secured obligations).

     6. Section 5.02(A) of the Credit Agreement shall be amended by inserting the following new clause (c):

     "    (c)    INITIAL BORROWING BASE CERTIFICATE. On the Borrowing Base
     Amendment Date, the Borrower shall have delivered to the Agent the initial Borrowing Base Certificate."

     7. Section 7.01 of the Credit Agreement shall be amended by inserting the following new clauses (i) and (j):

     "    (i)    MONTHLY REPORT. Promptly, and in any event within 10 Business
     Days of the end of each calendar month, an accounts receivable aging categorized by geographical region and a summary of all outstanding payables."

     "    (j)    BORROWING BASE CERTIFICATE. Once the Borrowing Base Amendment
     Date has occurred, not later than 12:00 Noon (New York time) on the seventh Business Day after the end of each fiscal month, a completed Borrowing Base Certificate determined as of the last day of such fiscal month."

     8. Section 8.09 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new
Section 8.09:

     "    8.09   MINIMUM CONSOLIDATED EBITDA. The Borrower will not permit
     Consolidated EBITDA for any Test Period ending closest to the date set forth below to be less than the amount set forth opposite such date:




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                 Date                                  Amount
                 ----                                  ------

          December 31, 1995                        $ 86,000,000
          March 31, 1996                             86,500,000
          June 30, 1996                              86,500,000
          September 30, 1996                         86,500,000
          December 31, 1996                          86,200,000
          March 31, 1997                             69,800,000
          June 30, 1997                              68,800,000
          September 30, 1997                         71,100,000
          December 31, 1997                          84,400,000
          March 31, 1998                            115,000,000
          June 30, 1998                              95,000,000
          September 30, 1998                         95,000,000
          December 31, 1998                         100,000,000"

     9. Section 8.10 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new
Section 8.10:

     "    8.10   LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio determined as at the end of any Test Period ending closest to the date set forth below to be more than the ratio set forth opposite such date:

                 Date                                  Ratio
                 ----                                  -----

          March 31, 1996                              5.75:1
          June 30, 1996                               5.00:1
          September 30, 1996                          4.50:1
          December 31, 1996                           4.25:1
          March 31, 1997                              6.02:1
          June 30, 1997                               5.19:1
          September 30, 1997                          4.76:1
          December 31, 1997                           3.51:1
          March 31, 1998                              3.50:1
              and each fiscal quarter thereafter."

     10. Section 8.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new
Section 8.11:

     "    8.11   FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the
     Fixed Charge Coverage Ratio for any Test Period ending


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     closest to the date set forth below to be less than the ratio set forth opposite such date:


                 Date                                  Ratio
                 ----                                  -----

          March 31, 1996                              1.00:1
          June 30, 1996                               1.05:1
          September 30, 1996                          1.10:1
          December 31, 1996                           1.10:1
          March 31, 1997                              1.00:1
          June 30, 1997                               1.00:1
          September 30, 1997                          1.00:1
          December 31, 1997                           1.07:1
          March 31, 1998                              1.20:1
          June 30, 1998                               1.20:1
          September 30, 1998                          1.25:1
          December 31, 1998                           1.30:1"

     11. Section 10 of the Credit Agreement shall be amended by inserting the following new definition in appropriate alphabetical order:

          "Borrowing Base" shall have the meaning provided in the Borrowing Base Amendment.

          "Borrowing Base Amendment" shall be an amendment to this Credit Agreement executed by the Borrower and the Required Banks, which inter alia, shall define the Borrowing Base on a mutually agreeable basis.

          "Borrowing Base Amendment Date" shall mean the date on which the Borrowing Base Amendment becomes effective in accordance with its terms, it being understood that one condition to such effectiveness shall be the delivery of a Borrowing Base Certificate dated as of such effective date.

          "Borrowing Base Certificate" shall have the meaning provided in the Borrowing Base Amendment.

     12. Section 10 of the Credit Agreement shall be further amended by deleting the period at the end of the definition of "Consolidated EBITDA" and inserting the following clause in lieu thereof:

     "and adjusted by adding, (i) $19,500,000, for the Test Period ending December 31, 1996; (ii) $26,500,000, for the Test Period ending March 31, 1997; (iii) $26,500,000, for the Test Period ending June 30, 1997; (iv)




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     $26,500,000, for the Test Period ending September 30, 1997; and (v)
     $7,000,000, for the Test Period ending December 31, 1997."

     13. The Borrower hereby agrees to pay to the Agent for distribution to each Bank which executes this Amendment, a fee equal to 1/8 of 1% of the aggregate Commitment of such Bank immediately prior to the Amendment Effective Date.

     14. The Borrower hereby agrees to cooperate in good faith with the Agent and the Banks with the intention of formulating the definition of Borrowing Base and having the Borrowing Base Amendment Date occur as soon as reasonably practical after April 1, 1997. The Borrower hereby agrees to continue to file a quarterly information statement of Form 10-Q every fiscal quarter and each such Form 10-Q shall have attached as an exhibit an auditor's review report (which shall not include any exceptions). Until the Borrowing Base Amendment Date, an Event of Default will result from the failure of the Borrower to file a form 10-Q complying with the requirements of the preceding sentence. An Event of Default will exist if the Borrowing Base Amendment Date has not occurred on or prior to April 1, 1998.

     15. In order to induce the Banks to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in the Credit Agreement as though made on the Amendment Effective Date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment.

     16. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

     17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     18. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.




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     19.  This amendment shall become effective on the date (the "Amendment
Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent.

     20. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                             * * * * * * * * * * * *
















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     IN WITNESS WHEREOF, each of the parties hereto has caused this Third
Amendment to be duly executed and delivered as of the date first above written.


                                   COMPUTERVISION CORPORATION


                                   By: /s/ James E. Hayden
                                   -----------------------
                                   Title: Vice  President, Corporate Controller


                                   BANKERS TRUST COMPANY,
                                   Individually and as Agent


                                   By: /s/ Tim Morris
                                   ------------------
                                   Title:V.P.


                                   BANK POLSKA KASA OPIEKI, S.A.,
                                   NEW YORK BRANCH


                                   By: /s/ Harvey Winter
                                   ---------------------
                                   Title:Vice President


                                   FLEET BANK OF MASSACHUSETTS,
                                   N.A.,
                                   Individually and as Co-Agent


                                   By: /s/ Derrick Upton
                                   ---------------------
                                   Title:Assistant Vice President




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